UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 6, 2004



Commission        Registrant; State of Incorporation;       I.R.S. Employer
File Number         Address; and Telephone Number           Identification No.
-----------    -------------------------------------------  ------------------

333-21011      FIRSTENERGY CORP.                                 34-1843785
               (An Ohio Corporation)
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402

1-2578         OHIO EDISON COMPANY                               34-0437786
               (An Ohio Corporation)
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402

1-2323         THE CLEVELAND ELECTRIC ILLUMINATING COMPANY       34-0150020
               (An Ohio Corporation)
               c/o FirstEnergy Corp.
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402

1-3583         THE TOLEDO EDISON COMPANY                         34-4375005
               (An Ohio Corporation)
               c/o FirstEnergy Corp.
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402

1-3491         PENNSYLVANIA POWER COMPANY                        25-0718810
               (A Pennsylvania Corporation)
               c/o FirstEnergy Corp.
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402

1-3141         JERSEY CENTRAL POWER & LIGHT COMPANY              21-0485010
               (A New Jersey Corporation)
               c/o FirstEnergy Corp.
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402

1-446          METROPOLITAN EDISON COMPANY                       23-0870160
               (A Pennsylvania Corporation)
               c/o FirstEnergy Corp.
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402

1-3522         PENNSYLVANIA ELECTRIC COMPANY                     25-0718085
               (A Pennsylvania Corporation)
               c/o FirstEnergy Corp.
               76 South Main Street
               Akron, OH  44308
               Telephone (800)736-3402





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Item 5.  Other Events

           On February 6, 2004, Moody's Investor's Service issued a press release which lowered its senior unsecured debt rating on FirstEnergy Corp. to Baa3 from Baa2 and lowered the senior secured ratings of its utility subsidiaries Jersey Central Power & Light Company, Metropolitan Edison Company and Pennsylvania Electric Company to Baa1 from A2. Moody's also assigned ratings for the syndicated bank credit facilities for FirstEnergy and Ohio Edison Company as follows: Baa3 to FirstEnergy's three unsecured revolving credit facilities that total $1.25 billion and Baa2 to Ohio Edison's three unsecured revolving credit facilities that total $500 million.

           Moody's confirmed the ratings of FirstEnergy's other utilities Ohio Edison Company (senior secured Baa1), Pennsylvania Power Company (senior secured
Baa1), The Cleveland Electric Illuminating Company (senior secured Baa2) and The Toledo Edison Company (senior secured Baa2).

           This action concludes the review of the ratings of FirstEnergy and its subsidiaries for possible downgrade and the ratings outlook for FirstEnergy and all of its subsidiaries is stable.



         Forward-Looking Statement: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements typically contain, but are not limited to, the terms "anticipate," "expect," "believe," "estimate," and similar words. Actual results may differ materially due to the speed and nature of increased competition and deregulation in the electric utility industry, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices, replacement power costs being higher than anticipated or inadequately hedged, maintenance costs being higher than anticipated, legislative and regulatory changes (including revised environmental requirements), adverse regulatory or legal decisions and the outcome of governmental investigations, availability and cost of capital, inability of the Davis-Besse Nuclear Power Station to restart (including because of any inability to obtain a favorable final determination from the Nuclear Regulatory Commission), inability to accomplish or realize anticipated benefits of strategic goals, the ability to improve electric commodity margins and to experience growth in the distribution business, the ability to access the public securities markets, further investigation into the causes of the August 14, 2003 regional power outage and the outcome, cost and other effects of present and potential legal and administrative proceedings and claims related to that outage, a denial of or material change to the Company's Application related to its Rate Stabilization Plan, and other factors discussed from time to time in FirstEnergy's Securities and Exchange Commission filings, including its annual report on Form 10-K (as amended) for the year ended December 31, 2002, its Form 10-Q for the quarter ended September 30, 2003 and under "Risk Factors" in the Prospectus Supplement dated September 12, 2003 to the Prospectus dated August 29, 2003 (which was part of the Registration Statement-SEC File No. 333-103865) and other similar factors. FirstEnergy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information, future events, or otherwise.



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                                    SIGNATURE



             Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



February 9, 2004



                                            FIRSTENERGY CORP.
                                            -----------------
                                               Registrant

                                          OHIO EDISON COMPANY
                                          -------------------
                                               Registrant

                                         THE CLEVELAND ELECTRIC
                                         ----------------------
                                          ILLUMINATING COMPANY
                                          --------------------
                                               Registrant

                                       THE TOLEDO EDISON COMPANY
                                       -------------------------
                                               Registrant

                                       PENNSYLVANIA POWER COMPANY
                                       --------------------------
                                               Registrant

                                  JERSEY CENTRAL POWER & LIGHT COMPANY
                                  ------------------------------------
                                               Registrant

                                       METROPOLITAN EDISON COMPANY
                                       ---------------------------
                                               Registrant

                                      PENNSYLVANIA ELECTRIC COMPANY
                                      -----------------------------
                                               Registrant





                                        /s/  Harvey L. Wagner
                                   -------------------------------------
                                             Harvey L. Wagner
                                      Vice President, Controller and
                                         Chief Accounting Officer




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